VALIC COMPANY II

Supplement to the Statutory Prospectus dated January 1, 2012

Small Cap Value Fund

Effective April 1, 2012, in the Fund Summary, in the Investment Adviser section, the information about the current co-portfolio manager Christopher T. Blum is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Phillip Hart, CFA	2012	Executive Director

In the Management section under Investment Sub-Advisers — J.P. Morgan Investment Management Inc. (“JPMIM”), the third paragraph is deleted in its entirety and replaced with the following:

The portion of the Small Cap Value Fund sub-advised by JPMIM is managed by Dennis S. Ruhl and Phillip Hart. Mr. Ruhl, Managing Director, joined the JPMIM U.S. Small Cap Equity Group in 2001 and has been an employee of JPMIM since 1999. Mr. Hart has worked as a portfolio manager for the U.S. Behavioral Finance Small Cap equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst. Messrs. Ruhl and Hart hold the Chartered Financial Analyst designation.

Date:	March 30, 2012

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2012

Effective April 1, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to J.P. Morgan Investment Management Inc. (“JPMIM”) all reference to Christopher T. Blum is deleted and the chart is supplemented with the following:

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of August 31, 2011)*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)

Small Cap Value Fund	JPMIM	Phillip Hart	12	2,348,237	4	505,348	3	170,769

*	Information provided with respect to Mr. Hart is as of 12-31-11.

Dated: March 30, 2012